SECOND AMENDMENT TO ENGAGEMENT AGREEMENT

         THIS SECOND AMENDMENT TO ENGAGEMENT AGREEMENT is entered into on May 14, 1996 by and between HOMEOWNERS GROUP, INC., a Delaware corporation (the "Company"), and GARY D. LIPSON (the "Attorney");

                                   WITNESSETH:

         WHEREAS, each of the Company and the Attorney has previously entered into a certain Engagement Agreement dated December 22, 1995 (the "Engagement Agreement"), a certain Amendment to Engagement Agreement dated as of April 29, 1996 (the "Amendment"), and a certain Consulting Agreement dated as of April 29, 1996 (the "Consulting Agreement");

         WHEREAS, each of the Company and the Attorney desires to modify the arrangements between them set forth in the Engagement Agreement, the Amendment and the Consulting Agreement, as is provided in this Second Amendment to Engagement Agreement (the "Second Amendment");

         WHEREAS, the Board of Directors of the Company has reviewed this second Amendment with the advice of independent lega1 counsel;

         WHEREAS, the Board of Directors of the Company believes this Second Amendment to be reasonable in its terms;

         WHEREAS, the Board of Directors of the Company believes that the Company's entering into this Second Amendment is in the best interests of the Company and its shareholders;

         NOW, THEREFORE, in consideration of the premises, and the respective covenants, agreements, acknowledgements and releases of each of the Company and the Attorney contained in this Second Amendment, each of the Company and the Attorney agrees as follows:

         1. TERMINATION OF CERTAIN AGREEMENTS. The Amendments and the Consulting Agreement are terminated and shall hereafter be of no force or effect.

         2. ENGAGEMENT AGREEMENT. Notwithstanding the termination of the Amendment and the Consulting Agreement pursuant to paragraph 1 above, all of the provisions of the Engagement Agreement shall remain in full force and effect and unaffected by the termination of the Amendment and the Consulting Agreement.

         3. ACKNOWLEDGEMENT. THe Attorney acknowledges that he has been paid in full for all services rendered by him and all out-of-pocket expenses incurred by him for or on behalf of the Company and its subsidiary and affiliated corporations through April 30, 1996.

         4. RELEASES.

                  (a) The Attorney remises, releases, acquits, satisfies, and forever discharges the Company and each and every one of its subsidiary and affiliated corporations, of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the Attorney ever had, now has, or which any heir, executor, personal representative, legal representative, successor or assign of the Attorney hereafter can, shall or may have, against the Company or any of its subsidiary or affiliated corporations, for, upon or by reason of any manner, cause or thing whatsoever, from the beginning of time to the date of this Second Amendment, other than the covenants, agreements and obligations of the Company set forth in the Engagement Agreement.

                  (b) The Company, for itself and for each and every one of its subsidiary and affiiliated corporations, remises, releases, acqists, satisfies, and forever discharges the Attorney and his heirs, executors, personal representatives, legal representatives, successors and assigns, of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the Company or any of its subsidiary or affiliated corporations ever had, now has, or which any heir, executor, personal representative, legal representative, successor or assign of any of them hereafter can, shall or may have, against the Attorney, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Second Amendment, other than the covenants, agreements and obligations of the Attorney set forth in the Engagement Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement on the date first written above.

                                              HOMEOWNERS GROUP, INC.

                                              By: /s/ CARL BUCCELLATO
                                                  ------------------------------
                                                  Carl Buccellato, President

                                              /s/ GARY D. LIPSON
                                              ----------------------------------
                                                  Gary D. Lipson

                                       2